AB CAP FUND, INC.

-AB Concentrated International Growth Portfolio (the “Fund”)

Class A (Ticker: CIAGX); Class C (Ticker: CICGX); Advisor Class (Ticker: CIGYX)

Supplement dated November 10, 2025 to the Fund’s Prospectus and Summary Prospectus (the “Prospectuses”) dated October 31, 2025.

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At a meeting held on November 4-6, 2025, AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”), recommended and the Fund’s Board of Directors approved certain changes to the Fund, including changes to the Fund’s name, principal investment strategies, and primary benchmark. These changes will be effective on or about January 9, 2026.

The Adviser has agreed to voluntarily waive its management fee payable by the Fund by an amount equal to 0.20% of the Fund’s average daily net assets. The Adviser has also agreed to voluntarily waive fees and/or bear certain expenses of the Fund so that total expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Fund in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) do not exceed, on an annualized basis, 0.90%, 1.65%, and 0.65% of average daily net assets for Class A, Class C, and Advisor Class shares, respectively. The Adviser will provide at least 30 days’ notice to the Fund’s Board prior to terminating these waivers.

Name Change

The Fund’s name will be changed to “AB International Growth Portfolio”.

Changes in Principal Strategies

The disclosure under “Principal Strategies” will be deleted in its entirety and replaced with the following:

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, primarily in equity securities of non-U.S. companies, and in companies in at least three countries other than the United States.

In pursuing the Fund’s investment objective, the Adviser employs a bottom-up research-driven approach to construct a portfolio of highly profitable companies with strong management teams and durable competitive strengths. The Adviser focuses on companies that it believes exhibit compelling structural growth and quality characteristics and aims to hold them for the long-term to harness the compounding effect of consistent high cash flows and earnings. Valuation is also emphasized to ensure sustained potential for growth over an extended period. The Fund may invest in securities of companies of any market capitalization or industry.

The Adviser’s research focuses on analyzing companies based on three primary characteristics: structural growth, quality and valuation. In evaluating companies’ structural growth prospects, the Adviser considers strength of business model, innovation potential, and exposure to secular market growth drivers. In assessing quality, the Adviser analyzes balance sheet strength, long-term competitive position and the presence of barriers to entry to defend pricing power over the long term. The Adviser applies its valuation criteria by evaluating each security’s estimated long-term potential value in comparison to its current market value. The Fund may invest in emerging markets companies, and at times emerging market companies may make up a significant portion of the Fund.

Currency fluctuations can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so.

Change in Primary Benchmark and Addition of Secondary Benchmark

The Fund’s current primary benchmark, the MSCI EAFE Index, will be replaced by the MSCI ACWI ex-US Index. The Fund will add the MSCI ACWI ex-US Growth Index as a secondary benchmark that more closely reflects the investment style of the Fund.

The MSCI ACWI ex-US Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of large- and mid-cap securities across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 1,965 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI ACWI ex-US Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 22 Developed Markets countries and 24 Emerging Markets countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward earnings per share or EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

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This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

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The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

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